Exhibit 99.1 - UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed financial statements give effect to the disposition of IQ2.net. The pro forma combined financial statements are based on historical audited and unaudited interim financial statements of IntelliQuest Information Group, Inc. and the estimates and assumptions set forth below.

The attached pro forma statements cover the most current interim statements, as of June 30, 1999, and a pro forma income statement and balance sheet are presented as of that date. In addition, the most current audit financial statements dated December 31, 1998, have been utilized as the basis for the full year pro forma income statement. Pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma combined financial information presented herein is not necessarily indicative of the results of operations or financial position that IntelliQuest would have obtained had such an event occurred at the beginning of the period, as assumed, or of the future results of IntelliQuest. The pro forma financial statements should be read with the other financial statements and notes thereto included in IntelliQuest's Annual Report on Form 10-K for the year ended, December 31, 1998 and Quarterly Reports on Form 10-Q for the six months ended June 30, 1999.

On July 22, 1999, IntelliQuest and Naviant Technology Solutions, Inc. entered into an Asset Purchase Agreement pursuant to which IntelliQuest sold its IQ2.net division to Naviant for a total purchase price of $46.5 million in cash on September 15, 1999.

                                           INTELLIQUEST INFORMATION GROUP, INC.
                                            CONDENSED PRO FORMA BALANCE SHEET
                                          FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                                      (IN THOUSANDS)
                                                        (UNAUDITED)

                                                              INTELLIQUEST
                                                              INFORMATION                       PRO FORMA             PRO FORMA
        ASSETS                                                   GROUP           IQ2.NET       ADJUSTMENTS          CONSOLIDATED
                                                                 -----           -------       -----------          ------------
Current assets:
      Cash                                                       $ 2,105            $ 15        $ 46,485  (A) (B)       $ 48,605
      Short term investments                                      27,643               -               -                  27,643
      Accounts receivable, net                                     3,826           4,028          (4,028) (B)              3,826
      Due from Affiliates/(Due to Parent)                         12,019         (12,019)              -                       -
      Unbilled revenues                                            4,096           1,261          (1,261) (B)              4,096
      Projects in process                                          2,645              73             (73) (B)              2,645
      Prepaid expenses and other assets                            3,100             586            (586) (B)              3,100
                                                            ---------------------------------------------------------------------
                 Total current assets                             55,434          (6,056)         40,537                  89,915
Property and equipment, net                                        2,270             843            (843) (B)              2,270
License agreement, net                                                 -           7,218          (7,218) (B)                  -
Other assets                                                         282           1,206          (1,206) (B)                282
                                                            ---------------------------------------------------------------------
                 Total assets                                   $ 57,986         $ 3,211        $ 31,270                $ 92,467
                                                            =====================================================================
              LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable                                           $ 1,211         $ 1,561        $ (1,561) (B)            $ 1,211
      Accrued liabilities                                          1,963             596          10,437  (B) (C) (E)     12,996
      Deferred revenues                                            3,122             192            (192) (B)              3,122
                                                            ---------------------------------------------------------------------
                 Total current liabilities                         6,296           2,349           8,684                  17,329
Deferred rent and other                                              238               3              (3) (B)                238
                                                            ---------------------------------------------------------------------
                 Total liabilities                                 6,534           2,352           8,681                  17,567
Series A junior participating preferred stock                          -               -                                       -
Stockholders' equity:
      Common stock, $0.0001 par value, 30,000,000 shares
           authorized, 8,603,000 shares issued and
            outstanding,  720,000 shares in treasury                   1               -                                       1
      Capital in excess of par value                              54,133               -                                  54,133
      Other                                                           (1)              -                                      (1)
      Accumulated earnings (deficit)                              (2,681)            859          22,589  (C) (D) (E)     20,767
                                                            ---------------------------------------------------------------------
                 Total stockholders' equity                       51,452             859          22,589                  74,900
                                                            ---------------------------------------------------------------------
                 Total liabilities and stockholders' equity     $ 57,986         $ 3,211        $ 31,270                $ 92,467
                                                            =====================================================================

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                                    INTELLIQUEST INFORMATION GROUP, INC.
                                CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
                                    FOR THE YEAR ENDED DECEMBER 31, 1998
                                               (IN THOUSANDS)
                                                (UNAUDITED)

                                                 INTELLIQUEST                                              PRO FORMA
                                                 INFORMATION                        PRO FORMA              EXCLUDING
                                                    GROUP            IQ2.NET        ADJUSTMENTS              IQ2.NET
                                                    -----            -------        -----------              -------
Revenues:
     Continuous services                            $ 39,440         $ 17,032                                $ 22,408
     Other services                                    6,259            2,304                                   3,955
                                            --------------------------------------------------------------------------
          Total revenue                               45,699           19,336                                  26,363
                                            --------------------------------------------------------------------------
Operating expenses:
     Cost of revenues                                 24,604            9,579                                  15,025
     Sales, general and administrative                20,292            8,940                                  11,352
     Product development                               4,483              985                                   3,498
     Depreciation and amortization                     1,115              408                                     707
                                            --------------------------------------------------------------------------
          Total operating expenses                    50,527           19,912                                  30,582
                                            --------------------------------------------------------------------------
Operating loss                                        (4,828)            (576)                                 (4,219)
                                            --------------------------------------------------------------------------
     Gain on sale of Discontinued Operations                                            30,519  (F)            30,519
Other income (expense):
     Interest income and other                         1,404                -                                   1,404
     Interest expense                                     (1)               -                                      (1)
                                            --------------------------------------------------------------------------
Income (loss) before income taxes                     (3,425)            (576)          30,519                 27,703
Provision for (benefit from) income taxes             (1,846)              87            9,903  (G)             7,970
                                            --------------------------------------------------------------------------
Net Income (loss)                                   $ (1,579)          $ (663)        $ 20,616               $ 19,733
                                            ==========================================================================
Basic net income (loss) per share                    $ (0.19)       N/A              N/A                       $ 2.37
                                            ==========================================================================
Diluted net income (loss) per share                  $ (0.19)       N/A              N/A                       $ 2.37
                                            ==========================================================================
Basic weighted average number of common and
     common equivalent shares outstanding          8,311,000        N/A              N/A                    8,311,000
                                            ==========================================================================
Diluted weighted average number of common
     and common equivalent shares outstanding      8,311,000        N/A              N/A                    8,311,000
                                            ==========================================================================

                                    INTELLIQUEST INFORMATION GROUP, INC.
                                CONDENSED PRO FORMA STATEMENTS OF OPERATIONS
                                   FOR THE SIX MONTHS ENDED JUNE 30, 1999
                                               (IN THOUSANDS)
                                                (UNAUDITED)

                                                 INTELLIQUEST                                              PRO FORMA
                                                 INFORMATION                        PRO FORMA              EXCLUDING
                                                    GROUP            IQ2.NET        ADJUSTMENTS              IQ2.NET
                                                    -----            -------        -----------              -------
Revenues:
     Continuous services                            $ 16,184          $ 8,503                                   $ 7,681
     Other services                                    4,098              792                                     3,306
                                            ----------------------------------------------------------------------------
          Total revenue                               20,282            9,295                                    10,987
                                            ----------------------------------------------------------------------------
Operating expenses:
     Cost of revenues                                 10,787            4,817                                     5,970
     Sales, general and administrative                10,921            5,130                                     5,791
     Product development                                 874              184                                       690
     Depreciation and amortization                       758              220                                       538
                                            ----------------------------------------------------------------------------
          Total operating expenses                    23,340           10,351                                    12,989
Operating loss                                        (3,058)          (1,056)                                   (2,002)
     Gain on sale of Discontinued Operations                                            30,519  (F)              30,519
Other income (expense):
     Interest income and other                           516                -                                       516
                                            ----------------------------------------------------------------------------
Income (loss) before income taxes                     (2,542)          (1,056)          30,519                   29,033
Provision for (benefit from) income taxes             (1,279)            (466)           9,903  (G)               9,090
                                            ----------------------------------------------------------------------------
Net Income (loss)                                   $ (1,263)          $ (590)        $ 20,616                 $ 19,943
                                            ============================================================================
Basic net income (loss) per share                    $ (0.16)       N/A              N/A                         $ 2.53
                                            ============================================================================
Diluted net income (loss) per share                  $ (0.16)       N/A              N/A                         $ 2.53
                                            ============================================================================
Basic weighted average number of common and
     common equivalent shares outstanding          7,870,000        N/A              N/A                      7,870,000
                                            ============================================================================
Diluted weighted average number of common
     and common equivalent shares outstanding      7,870,000        N/A              N/A                      7,870,000
                                            ============================================================================

PRO FORMA CONDENSED BALANCE SHEET ADJUSTMENTS

(A) Cash received in the amount of $46,500,000 in connection with the sale of the IQ2.net division. Per the agreement $2,000,000 was being held in escrow subject to adjustment for specified increases or decreases in the net asset value of the purchased business as reflected on a final balance sheet to be delivered after the closing. There were no adjustments to the closing balance sheet and the funds have been released from escrow.

(B) Reflects the reduction of assets and assumed liabilities, "Net Assets", purchased by Naviant.

(C) Includes fees of $1,130,000 paid to U.S. Bancorp Piper Jaffray for financial advisor services rendered in connection with the sale of the IQ2.net division to Naviant.

(D) Reflects a gain of $ 31,622,000 associated with the sale of the IQ2.net division before federal or state income tax effects.

(E) Reflects the estimated federal and state income taxes attributed to the sale of the IQ2.net division in the amount of $ 9,903,000. These amounts are based upon the use of Net Operating Losses (NOL's) and are subject to review by IntelliQuest's tax accountants.





PRO FORMA CONDENSED STATEMENT OF OPERATIONS ADJUSTMENTS

(F) Reflects the gain on the IQ2.net division based on the value of the assets and assumed liabilities, as of June 30, 1999. This amount is subject to change based on the value of the assets and assumed liabilities as of the closing date of the sale.

(G) Reflects the tax liability as determined by the gain based on the value of the assets and liabilities, as of June 30, 1999. These amounts are based upon the use of Net Operating Losses (NOL's) and are subject to review by IntelliQuest's tax accountants.